Exhibit 15.11
Name: Donald E. Hulse, SME-RM
Company: Forte Dynamics
Address: 120 Commerce Dr Unit 3, Fort Collins, CO 80524
CONSENT OF A QUALIFIED PERSON
I, Donald E. Hulse, SME-RM:

a) state that I am responsible for preparing or supervising the preparation of Sections 1, 2, 3, 4, 5, Section 6 except for 6.3.2, 7, 8, 9, 10, 14, 15, 17, 20, 21, 22, 23, and 25 of the technical report summary titled S-K 1300 Technical Report Summary ArcelorMittal Mexico's Las Truchas Property, with an effective date of 31 December 2022 as signed and certified by me (the "Technical Report Summary").

b) I consent to the quotation, inclusion, or summary of the parts of the Technical Report Summary for which I am responsible, and the use of and references to my name, where used in the Annual Report on Form 20-F of ArcelorMittal for the period ending 31 December 2022 (the "2022 20-F"); and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I confirm that I have read the 2022 20-F, and that it fairly and accurately reflects, in the form and context in which it appears, the information in the parts of the Technical Report Summary for which I am responsible.

Dated at Lakewood, Colorado, 22 of February, 2023.

/s/ Donald E. Hulse
Donald E. Hulse, SME-RM 1533190-RM

CONSENT OF A QUALIFIED PERSON
I, Mark Shutty, CPG,:

a) state that I have prepared or supervised the preparation of Section 6.3.2, and the El Tubo portions of Sections 11 and 22 of the technical report summary titled S-K 1300 Technical Report Summary ArcelorMittal Mexico's Las Truchas Property, with an effective date of 31 December 2022 as signed and certified by me (the "Technical Report Summary");

b) consent to the quotation, inclusion, or summary of the parts of the Technical Report Summary for which I am responsible, and the use of and references to my name, where used in the Annual Report on Form 20-F of ArcelorMittal for the period ending 31 December 2022 (the "2022 20-F"); and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I confirm that I have read the 2022 20-F and that it fairly and accurately reflects, in the form and context in which it appears, the information in the parts of the Technical Report Summary for which I am responsible.

Dated: 22 February 2023

/s/ Mark Shutty
Mark Shutty

AIPG CPG 11664
WSP USA Inc.

7245 W Alaska Drive,
Suite 200
Lakewood, CO 80112

CONSENT OF A QUALIFIED PERSON
I, Benito Perez, SME-RM,:

a) state that I have prepared or supervised the preparation of Section 1, 12, 13, 18, 19, 23 and 24 of the technical report summary titled S-K 1300 Technical Report Summary ArcelorMittal Mexico's Las Truchas Property, with an effective date of 31 December 2022 as signed and certified by me (the "Technical Report Summary");

b) consent to the quotation, inclusion, or summary of the parts of the Technical Report Summary for which I am responsible, and the use of and references to my name, where used in the Annual Report on Form 20-F of ArcelorMittal for the period ending 31 December 2022 (the "2022 20-F"); and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I confirm that I have read the 2022 20-F and that it fairly and accurately reflects, in the form and context in which it appears, the information in the parts of the Technical Report Summary for which I am responsible.

Dated: 22 February 2023

/s/ Benito Perez
Benito Perez

SME 4061280-RM
WSP USA Inc.

7245 W Alaska Drive,
Suite 200
Lakewood, CO 80112

Name: Donald E. Hulse, SME-RM
Company: Forte Dynamics
Address: 120 Commerce Dr Unit 3, Fort Collins, CO 80524
CONSENT OF A QUALIFIED PERSON
I, Donald E. Hulse, SME-RM:

a) state that I am responsible for preparing or supervising the preparation of Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.8, 2, 3, 4, 5, 6, 7, 8, 9, 10, 14, 15, 17, 20, 21, 22, 23, and 25 of the technical report summary titled S-K 1300 Technical Report Summary ArcelorMittal Mexico's San José Property, with an effective date of 31 December 2022 as signed and certified by me (the "Technical Report Summary").

b) consent to the quotation, inclusion, or summary of the parts of the Technical Report Summary for which I am responsible, and the use of and references to my name, where used in the Annual Report on Form 20-F of ArcelorMittal for the period ending 31 December 2022 (the "2022 20-F"); and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I confirm that I have read the 2022 20-F, and that it fairly and accurately reflects, in the form and context in which it appears, the information in the parts of the Technical Report Summary for which I am responsible.

Dated at Lakewood, Colorado, 22 of February, 2023.

/s/ Donald E. Hulse
Donald E. Hulse, SME-RM 1533190-RM

CONSENT OF A QUALIFIED PERSON
I, Mark Shutty, CPG,:

a) state that I have prepared or supervised the preparation of Section 11 of the technical report summary titled S-K 1300 Technical Report Summary ArcelorMittal Mexico's San José Property, with an effective date of 31 December 2022 as signed and certified by me (the "Technical Report Summary");

b) consent to the quotation, inclusion, or summary of the parts of the Technical Report Summary for which I am responsible, and the use of and references to my name, where used in the Annual Report on Form 20-F of ArcelorMittal for the period ending 31 December 2022 (the "2022 20-F"); and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I confirm that I have read the 2022 20-F and that it fairly and accurately reflects, in the form and context in which it appears, the information in the parts of the Technical Report Summary for which I am responsible.

Dated: 22 February 2023

/s/ Mark Shutty
Mark Shutty

AIPG CPG 11664
WSP USA Inc.

7245 W Alaska Drive,
Suite 200
Lakewood, CO 80112

CONSENT OF A QUALIFIED PERSON
I, Benito Perez, RM-SME,:

a) state that I have prepared or supervised the preparation of Section 1.6, 1.7, 1.8, 12, 13, 18, 19, 23 and 24 of the technical report summary titled S-K 1300 Technical Report Summary ArcelorMittal Mexico's San José Property, with an effective date of 31 December 2022 as signed and certified by me (the "Technical Report Summary");

b) consent to the quotation, inclusion, or summary of the parts of the Technical Report Summary for which I am responsible, and the use of and references to my name, where used in the Annual Report on Form 20-F of ArcelorMittal for the period ending 31 December 2022 (the "2022 20-F"); and

c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I confirm that I have read the 2022 20-F and that it fairly and accurately reflects, in the form and context in which it appears, the information in the parts of the Technical Report Summary for which I am responsible.

Dated: 22 February 2023

/s/ Benito Perez
Benito Perez

SME 4061280-RM
WSP USA Inc.

7245 W Alaska Drive,
Suite 200
Lakewood, CO 80112